EXHIBIT 99.2

Jack M. Alvo
115 West 73rd St., Unit 6D
New York, NY  10023

December 2, 2013

Board of Directors
Astika Holdings, Inc.
7000 W. Palmetto Park Road, Suite 409
Boca Raton, FL  33433

Ladies and Gentlemen:

I hereby resign as a Director and Secretary of Astika Holdings, Inc., a Florida corporation (the “Company”), effective immediately.  My resignation does not in any way imply or infer any dispute or disagreement with the Company or its management relating to the Company’s operations, policies or practices.

Sincerely,

/s/  Jack M. Alvo
      Jack M. Alvo